UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020

Infinity Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Massachusetts Avenue, Floor 4, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value	INFI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 7, 2020, Infinity Pharmaceuticals, Inc. (the “Company”) received a deficiency letter (the “Notice”) from the Listing Qualifications Department (the "Staff") of the Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that the Company no longer complies with Nasdaq’s Listing Rule 5605(c)(2)(A) (the “Audit Composition Rule”) following the death of Dr. Michael Venuti, a member of the Company’s Board of Directors (the “Board) and the Audit Committee of the Board (the “Audit Committee”). The Notice states that, pursuant to Listing Rule 5605(c)(4), Nasdaq will provide the Company a cure period to regain compliance until the earlier of the Company’s next shareholder meeting or December 3, 2021, or if the next annual shareholders’ meeting is to be held is to be held before June 1, 2021, the Company must evidence compliance not later than June 1, 2021.
The Notice has no effect on the listing of the Company's common stock at this time, and the Company's common stock continues to trade on The Nasdaq Capital Market under the symbol “INFI.”
Item 7.01.     Regulation FD Disclosure.
On December 9, 2020, the Company intends to present a slide presentation on a conference call reviewing data from MARIO-3, the Company’s Phase 2 clinical trial evaluating eganelisib in a triple combination in the front-line setting with Tecentriq® (atezolizumab) and Abraxane® (nab-paclitaxel) in patients with unresectable locally advanced or metastatic triple negative breast cancer. A copy of this slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01.     Other Events.
On December 9, 2020, the Company issued a press release announcing data from MARIO-3. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained on websites referenced in the press release is not incorporated herein.

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Forward-Looking Statements
This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including those Risk Factors discussed in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission (“SEC”), and its other filings with the SEC, available through the Company’s website at www.infi.com. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Presentation dated December 9, 2020
99.2	Press release dated December 9, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.
Date: December 9, 2020	By:	/s/ Seth A. Tasker
Seth A. Tasker
Chief Business Officer